UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: February 2, 2009.
STAR GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52711 (Commission File Number)	Applied for (IRS Employer Identification No.)

(Address of principal executive offices)	(Zip Code)
6240 East Seltice Way Suite C,
Post Falls, Idaho, USA 83854

Registrant's telephone number, including area code 208-755-5374

(Former name or former address, if changed since last report)

ITEM 5.01 CHANGES IN CONTROL OF THE REGISTRANT

On May 28, 2008, Star Gold Corp’s (the “Corporation”) Secretary, Treasurer and former President Colleen Ewanchuk sold, in a private transaction, all of her share holdings in the Corporation, which amounted to an aggregate of 18,000,000 common shares of the Corporation or 58.54 % of the issued and outstanding shares of Corporation's common stock, to the President of the Corporation Lindsay Gorrill for the sum of $25,000.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 29, 2009, Ms. Colleen Ewanchuk, resigned her position as Secretary and Treasurer and as a member if the Board of Directors of the Corporation.

On January 29, 2009, Ms. Tammy Cripe-Sparkman was appointed as Corporate Secretary and Treasurer of the Corporation.

On January 29, 2009, Mr. Scott Jenkins was appointed as a member if the Board of Directors of the Corporation.

Biographical Information- Scott Jenkins

President – Contract Geologist, COMPLEX SYSTEMS ANALYSIS, INC., NV

6/2006-Present

•    Conducted: structural, sequence-stratigraphic, basin, alteration, lithologic, and targeting analysis, and drilling project management.

Quality Assurance Inspector, VEKA WEST, INC., NV

8/2004-6/2007

•     SPC studies, quality control, measurements, materials testing, and data analysis.

•    Performance Award, 2005.

Competitive Intelligence Analyst, WA

6/2002-7/2004

•     Provided enterprise, market/s, product/s, processes, and domain specific competitive intelligence, analysis, information- data acquisition, wrote reports, and recommendations to clients.

Managing Director, GEELFONTEIN EXPLORATION (PTY) LIMITED, South Africa

6/1998-11/2001

●

Directed and managed the re-evaluation of drill proven uranium reserves, 0.7 kg/t U308.

Increased the gross value of drill proven reserves, from $US 22 to $US 29.7 million, employing new mining methods and metallurgical processes.

       Manager, JENKINS & ASSOCIATES (PTY) LIMITED, Botswana

9/1996-5/1998

•

Managed $US 1.5M gold exploration budget in the Lake Victoria Gold Fields, coordinating multilingual-multicultural geo-technical and support staff, survey teams, and drilling programs.

•

Developed and maintained strategic alliances with consultants and companies.  Negotiated contracts and managed operations, logistics, multiple surveys with contractors and crews.

•

Generated and presented quarterly and annual reports, budgets, and results to management, business partners, and government ministries.

Manager, SLJ EXPLORATION CC, South Africa

8/1996-5/1998

•

District exploration for diamonds, stratiform Cu-Zn sediment-hosted, and Cu-Zn-Pb-Ag volcanic hosted-hosted systems for clients in South Africa and Botswana.

New Projects Manager, RTZ LIMITED, AFRICAN DIVISION, South Africa

9/1993-7/1996

•

Managed an annual budget of $US 500,000, administered cross-functional staff, and directed contractors.

•

Directed the acquisition, compilation, and integration of continental, national, and mineral district scale geophysical-geochemical surveys, geologic maps and satellite imagery for terrain-domain mineral system targeting and analysis.

•

Initiated unconventional concepts and technologies, identifying previously unrecognized target domains in known mineral systems throughout Sub-Sahara Africa, and Australia.

●

Instituted innovative data analysis utilizing GIS software via three-dimensional-time-referenced analysis; seamlessly integrating multiple data sets involving mineral systems, terrains, domains, stratigraphic-sequence, geophysical, geochemical surveys, and satellite imagery.

●

Personally conducted, “in-the-field” regional and district reconnaissance evaluation programs, defining multiple Archean-Proterozic Cu-Zn stratiform base metal systems, shear hosted-gold systems, and diamond targets, subsequently advanced to acquisition, exploration, and evaluation phases throughout Sub-Sahara Africa.

Senior Geologist, KENNECOTT EXPLORATION, NV

10/1989-9/1993

•

Defined “NEW” targets in existing mineral districts, throughout western United States, resulting from extensive research, data compilation, data integration, and analysis from multitudes of surveys, through the paradigm of unconventional analysis.

Consulting Geologist, WESTMONT MINING, NV

3-10/1989

•

Au-Ag project evaluation and grass-roots exploration in eastern Nevada.

Project Geologist, HOMESTATKE MINING COMPANY, Reno, NV

10/1983-12/1989

•

Au-Ag systems exploration, multiple project evaluations, and advanced drilling programs throughout western United States.

Consulting Geologist, AMSELCO EXPLORATION, NV

3-10/1983

•

Au-Ag systems exploration in Nevada.  Porphyry Mo-Cu exploration, Idaho.

Geologist, AMAX EXPLORATION, MT

4/1979-12/1982

Porphyry Mo-Cu, Ag-Pb-Zn vein, and Au-Ag systems exploration, advanced project evaluations, and drilling programs throughout northwestern United States.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Board of Directors Resolution-Resign
Exhibit 99.2	Board of Directors Resolution-Appointment of New Directors
Exhibit 99.3	Board of Directors Resolution- Appointment of Officers
Exhibit 99.4	News Release-Appointment of Scott Jenkins

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

February 2, 2009

STAR GOLD CORP.

By:

/S/Lindsay Gorrill

Name:

Lindsay Gorrill

Title:

President and Director